UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 17, 2025 (January 17, 2025)

BOSTON OMAHA CORPORATION
(Exact name of registrant as specified in its Charter)

Delaware	001-38113	27-0788438
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1601 Dodge Street, Suite 3300 Omaha, Nebraska 68102 (Address and telephone number of principal executive offices, including zip code)
(857) 256-0079 (Registrant's telephone number, including area code)
Not Applicable (Former name or address, if changed since last report)

Securities registered under Section 12(b) of the Exchange Act:

Title of Class	Trading Symbol	Name of Exchange on Which Registered
Class A common stock, $0.001 par value per share	BOC	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(d) On January 17, 2025, Boston Omaha Corporation (the "Company") announced that the Company's Board of Directors (the "Board") has appointed David S. Graff  to the Board, effective January 17, 2025, to fill a vacancy on the Board. Mr. Graff will serve as a director with a term expiring at the Company's Annual Meeting of Stockholders in 2025. In connection with Mr. Graff's appointment, the Board has appointed Mr. Graff to the Audit and Risk Committee (where he will serve as Chair) and to the Compensation Committee.

Mr.  Graff was nominated by the Company's Nominating and Corporate Governance Committee (the “Committee”) after a thorough review of all of the candidates' backgrounds, relevant experience and professional and personal reputations. The Committee conducted a formal search for nominees and considered recommendations from Board members and management of the Company.  There are no arrangements or understanding between Mr. Graff and any other persons pursuant to which Mr. Graff was selected as a Company director.

Mr. Graff will participate in the Company's non-employee director compensation program under which Mr. Graff will receive 1,000 shares of the Company's Class A common stock vesting in two equal tranches of 500 shares on each of the date of issuance and April 1, 2025. A complete description of the Company's non-employee director compensation program is set forth in the Company's proxy statement for the 2024 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on August 2, 2024 ("Information About Nominees and Continuing Directors -  Election of Directors - Director Compensation" and "Compensation and Other Expense Reduction Plan") and is incorporated herein by this reference.

There are no transactions between the Company and Mr. Graff required to be disclosed under Item 404(a) of Regulation S-K.

.

ITEM 7.01	OTHER MATTERS.

On  January 17, 2025, the Company issued a press release announcing the appointment of Mr. Graff as a member of the Board. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits. The Exhibit Index set forth below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	Press release dated January 17, 2025 titled “Boston Omaha Corporation Announces Appointment of David S. Graff to Board of Directors”.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON OMAHA CORPORATION (Registrant)

By:	/s/ Joshua P. Weisenburger
Joshua P. Weisenburger, Chief Financial Officer

Date: January 17, 2025

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